                                                                    Exhibit (21)
                                                                    ------------
                                         LIST OF SUBSIDIARIES
                                         --------------------

NAME OF COMPANY                                                                         PERCENTAGE OWNED
---------------                                                                         ----------------
THE LTV CORPORATION                                                                             Parent

         Georgia Tubing Corporation                                                              100%
             Vought Arabia                                                                        49%

         Investment Bankers, Inc.                                                                100%
             Inmobiliaria Nueva Icacos, S.A. de C.V.                                             100%
                 (Intentionally left dormant)

         Jones & Laughlin Steel Incorporated                                                     100%

         Kingsley International Insurance Ltd.                                                   100%

         LTV Corporation, The (Wyoming)                                                          100%

         LTV/EGL Holding Company                                                                 100%
             L-S Electro-Galvanizing Company                                                      60%

         LTV Electro-Galvanizing, Inc.                                                           100%

         LTV Holdings, Inc.                                                                      100%
             Reomar, Inc.                                                                        100%
                 Chateaugay Corporation                                                          100%
             Republic Buildings Corporation                                                      100%

         LTV International N.V.                                                                  100%

         LTV Properties, Inc.                                                                    100%

         LTV Sales Finance Company                                                               100%

         LTV Steel Company, Inc.                                                                 100%
             Aliquippa and Southern Railroad Company                                             100%
             Black River Lime Company                                                           37.5%
                 25.0% owned by Jalcite I, Inc.
                 12.5% owned by Jalcite II, Inc.
             Chicago Short Line Railway Company                                                  100%
             Crystalane, Inc.                                                                    100%
             Cuyahoga Valley Railway Company, The                                                100%
                 Mahoning Valley Railway Company, The                                            100%

Name of Company                                                                         Percentage Owned
---------------                                                                         ----------------
THE LTV CORPORATION (Continued)                                                                 Parent

         LTV Steel Company, Inc. (Continued)                                                     100%
             Dearborn Leasing Company                                                            100%
                 LS-II Electro-Galvanizing Company                                                50%
             Erie B Corporation                                                                  100%
             Erie I Corporation                                                                  100%
             J&L Empire, Inc.                                                                    100%
                 Empire Iron Mining Partnership                                                   25%
             Jalcite I, Inc.                                                                     100%
             Jalcite II, Inc.                                                                    100%
             Jalore Mining Company, Ltd.                                                         100%
             L.A.S. Resources, Inc.                                                               53%
             LTV Steel Mining Company                                                            100%
                 45% owned by Erie B Corporation
                 10% owned by Erie I Corporation
                 45% owned by Youngstown Erie Corporation
             Lorain Pellet Terminal Company                                                      100%
             Monongahela Connecting Railroad Company, The                                        100%
             Nemacolin Mines Corporation                                                         100%
             Northern Land Company                                                                50%
             Olga Coal Company                                                                    53%
             Presque Isle Corporation                                                           53.5%
             Processing Technology, Inc.                                                        33.3%
             Prospect Corporation, The                                                           100%
             Republic Technology Corporation                                                     100%
             Reserve Mining Company                                                               50%
             River Terminal Railway Company, The                                                 100%
             Youngstown Erie Corporation                                                         100%
             YST Erie Corporation                                                                100%

         LTV Steel Tubular Products Company                                                      100%

         LTV-Trico, Inc.                                                                         100%
             Trico Steel Company, L.L.C.                                                          50%

         RepSteel Overseas Finance N.V.                                                          100%

         Trico Steel Company, Inc.                                                               100%